Exhibit 99.3

EXECUTION COPY

TENDER AND VOTING AGREEMENT

THIS TENDER AND VOTING AGREEMENT, dated as of August 13, 2012 (this “Agreement”), is entered into by and among CONMED Corporation, a New York corporation (“Parent”), Arrow Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the other persons and/or entities whose names are set forth on the signature pages hereto (collectively, the “Holders” and each individually, a “Holder”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and Merger Sub have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), by and among Viking Systems, Inc., a Delaware corporation (the “Company”), Parent and Merger Sub, in accordance with the terms and subject to the conditions of which (i) Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares (the “Shares”) of common stock, par value $.0001, of the Company (the “Common Stock”), at a price of $0.27 per Share, net to the holder thereof in cash, without interest (such amount, or any higher amount per Share that may be paid pursuant to the Offer, being hereinafter referred to as the “Offer Price”), and (ii) following the consummation of the Offer, Merger Sub will merge with and into the Company (the “Merger”), and each Share (except as otherwise provided in the Merger Agreement) that is then outstanding will thereupon be cancelled and converted into the right to receive an amount equal to the Offer Price;

WHEREAS, each Holder is the beneficial owner of that number of Shares (collectively, and with any Shares hereafter acquired by any of the Holders, the “Subject Shares”) as indicated on such Holder’s signature page to this Agreement, and each such Holder has the voting and dispositive power in connection with the Offer and the Merger with respect to the Subject Shares;

WHEREAS, the Holders have been provided with the execution copy of the Merger Agreement and acknowledge that they will benefit directly and substantially from the consummation of the transactions contemplated thereby; and

WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, the Holders have agreed to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Defined Terms; Interpretation.

(a) Capitalized terms that are used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

(b) Section 9.13(a) of the Merger Agreement is hereby incorporated by reference into this Agreement mutatis mutandis as if set forth in its entirety herein. For the avoidance of doubt, the term “this Agreement” in such Section 9.13(a) as incorporated in this Agreement refers to this Agreement and not to the Merger Agreement.

2. Agreement to Tender. Each Holder agrees that, as promptly as practicable after commencement of the Offer, and in any event no later than the tenth (10th) business day after commencement of the Offer, such Holder shall validly tender into the Offer all of the Subject Shares beneficially owned by it as of the date of such tender (with respect to each Holder, such Holder’s “Tender Date”) pursuant to and in accordance with the terms of the Offer. If any Holder acquires any Subject Shares after its Tender Date (including during any subsequent offering period), such Holder shall tender such Subject Shares into the Offer within three (3) business days after the date on which such Holder acquires such Subject Shares. Each Holder agrees not to tender any Subject Shares into any tender offer or exchange offer commenced by any Person other than Parent, Merger Sub or any other Subsidiary of Parent. Each Holder agrees that once its Subject Shares are tendered into the Offer, such Holder shall not withdraw the tender of such Subject Shares unless the Offer shall have been terminated or shall have expired, in each case, in accordance with the terms of the Merger Agreement.

3. Voting; Irrevocable Proxy.

(a) Agreement to Vote. Unless otherwise directed in writing by Parent, the Holders agree to vote or otherwise cause to be voted all Subject Shares: (i) in favor of the adoption of the Merger Agreement and approval of any of the Transactions and any other matters required to be approved or adopted by the Company’s stockholders in order to effect the Merger and the other transactions contemplated by the Merger Agreement; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (iii) except with the prior written consent of Parent, against the following actions (other than the Merger and the other transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, including a merger, consolidation, tender offer, exchange offer, business combination, modification in employee compensation, sale of substantial assets, reorganization, recapitalization, joint venture, license of Intellectual Property, dissolution, liquidation or winding up of or by the Company; (B) any change in the composition of the Company’s board of directors; (C) any material change in the capitalization of the Company as of the date of this Agreement; (D) any amendment of the Company’s articles of incorporation or by-laws; (E) any material change in the corporate structure, business or assets of the Company; or (F) any other action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger and the other Transactions (including the economic benefits to Parent and Merger Sub of the Merger and the other transactions contemplated by the Merger Agreement).

(b) Voting Arrangements. Except for this Agreement or as required by this Agreement, the Holders shall not enter into any voting arrangement, whether by proxy, voting agreement, voting trust, or otherwise, with respect to any Subject Shares and shall not commit or agree to take any action prohibited by this Agreement. Each Holder hereby revokes any and all such previous voting arrangements.

(c) Appraisal and Dissenters’ Rights. Each Holder hereby irrevocably and unconditionally waives, and agrees to prevent the exercise of, any rights of appraisal and dissenters’ rights relating to the Merger that such Holder may directly or indirectly have by virtue of ownership of any Shares.

(d) IRREVOCABLE PROXY. EACH HOLDER HEREBY IRREVOCABLY GRANTS TO AND APPOINTS EACH OF DANIEL S. JONAS AND ROBERT D. SHALLISH, IN HIS RESPECTIVE CAPACITY AS AN OFFICER OF PARENT, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF PARENT, SUCH HOLDER’S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION), FOR AND IN THE NAME, PLACE AND STEAD OF SUCH HOLDER, TO REPRESENT, VOTE AND OTHERWISE ACT (BY VOTING AT ANY MEETING OF STOCKHOLDERS OF THE COMPANY, BY WRITTEN CONSENT IN LIEU THEREOF OR OTHERWISE) WITH RESPECT TO THE SHARES BENEFICIALLY OWNED BY SUCH HOLDER REGARDING THE MATTERS REFERRED TO IN SECTION 3(a) HEREOF UNTIL THE TERMINATION OF THIS AGREEMENT, TO THE SAME EXTENT AND WITH THE SAME EFFECT AS SUCH HOLDER MIGHT OR COULD DO UNDER APPLICABLE LAW. THE PROXY GRANTED PURSUANT TO THIS SECTION 3(d) IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT. EACH HOLDER SHALL TAKE SUCH FURTHER ACTION AND SHALL EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY. EACH HOLDER HEREBY REVOKES ANY AND ALL PREVIOUS PROXIES OR POWERS OF ATTORNEY GRANTED WITH RESPECT TO ANY OF THE SHARES THAT MAY HAVE HERETOFORE BEEN APPOINTED OR GRANTED WITH RESPECT TO THE MATTERS REFERRED TO IN SECTION 3(a) HEREOF, AND NO SUBSEQUENT PROXY (WHETHER REVOCABLE OR IRREVOCABLE) OR POWER OF ATTORNEY SHALL BE GIVEN BY SUCH HOLDER, EXCEPT AS REQUIRED BY ANY LETTER OF TRANSMITTAL IN CONNECTION WITH THE OFFER.

4. Other Matters; Waiver.

(a) Transfers. The Holders shall not, without the prior written consent of Parent: (i) other than pursuant to the Offer or the Merger, directly or indirectly sell, transfer, pledge, deposit, hypothecate, assign or otherwise dispose of (including by gift), or enter into any Contract with respect to the sale, transfer, pledge, deposit, hypothecation, assignment or other disposition of, any Subject Shares to any Person (each, a “Transfer”); (ii) take any action or omit to take any action that would prohibit, prevent or preclude the Holders from performing their obligations under this Agreement; or (iii) take any action that would impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger and the other Transactions. Any purported Transfer of the Subject Shares in violation of this Section 4(a) shall be null and void ab initio.

(b) No Solicitation. During the term of this Agreement, each Holder agrees, solely in its capacity as a beneficial owner of Shares, that it shall not, and it shall cause its and its affiliates’ officers, directors, agents, advisors and affiliates not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential non-public information to, or have any discussions with, any Person relating to, any Acquisition Proposal.

(c) Waiver of Claims. Effective upon the Effective Time, each Holder irrevocably agrees to waive and does hereby waive any and all claims (whether past, present or future and at law, at equity, through arbitration or otherwise) against the Company, Parent, Merger Sub and their respective Representatives or ownership of rights to any Shares or other equity interests in the Company, including claims relating to, in connection with or arising from the Merger Agreement, the

Offer, the Merger or the other Transactions, the due authorization and execution and fairness (to such Holder and otherwise) of the Merger Agreement, the Offer, the Merger, and the other Transactions and the amount, allocation and distribution of the Offer Price and the Per Share Merger Consideration, as applicable, other than the right to receive the Offer Price or the Per Share Merger Consideration, as applicable, in accordance with the terms and subject to the conditions of the Merger Agreement. For the avoidance of doubt, the waiver contained in this Section 4(c) shall be absolute and perpetual.

5. Stockholder Capacity. Each Holder is entering into this Agreement solely in such Holder’s capacity as the beneficial owner of Shares, and, if applicable, not its capacity as a director or officer of the Company.

6. Representations and Warranties. Each Holder (jointly and severally with the other Holders) hereby represents and warrants to Parent and Merger Sub as follows:

(i) Authority; Binding Obligation. It has all necessary power and authority to enter into this Agreement and perform all of its obligations hereunder. This Agreement has been duly and validly executed and delivered by it and constitutes a valid and legally binding obligation of it, enforceable against it in accordance with this Agreement’s terms.

(ii) Ownership of Shares. It is the beneficial owner or record holder of the number of Shares listed under such Holder’s name on the signature pages hereto, and, as of the date hereof, such Shares constitute all of the Shares owned beneficially or of record by it. With respect to the Subject Shares held by it, it has the sole right to vote such Subject Shares, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, other than this Agreement, or any Lien of any nature whatsoever that would prevent such Holder from tendering such Subject Shares in accordance with this Agreement or otherwise complying with such Holder’s obligations under this Agreement.

(iii) No Conflicts. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby or by the Merger Agreement will conflict with or constitute a violation of or a default under (with or without notice, lapse of time, or both) any Contract or other obligation or restriction of any kind to which it is a party or which it or its Subject Shares are subject to or bound.

7. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or overnight courier:

If to Parent or Merger Sub, to:

CONMED Corporation

525 French Road

Utica, New York 13502

Attention: General Counsel

Facsimile: (315) 793-8929

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Bob Downes

Melissa Sawyer

Facsimile: (212) 558-3588

If to DAFNA LifeScience Ltd., DAFNA LifeScience Market

Neutral Ltd. or DAFNA LifeScience Select Ltd., to:

DAFNA Capital Management, LLC

10990 Wilshire Boulevard, Suite 1400

Los Angeles, CA 90024

Attention: David Leo Fischel

Xun Lin

Facsimile: (310) 445-6594

If to The Focus Fund LP, to:

Winder Hughes

PO Box 389

Ponte Vedra, FL 32004

If to Clinton Special Opportunities Master Fund, Ltd. or Clinton

Magnolia Master Fund, Ltd., to:

Clinton Group, Inc.

9 West 57th Street, 26th Floor

New York, NY 10019

Attention: Joseph A. De Perio

Facsimile: (212) 825-0084

If to William C. Bopp, to:

William C. Bopp

933 Northwood Blvd. #6

Incline Village, NV 89451

Facsimile: (775) 831-0396

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other document shall be followed up within one business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. GOVERNING LAW; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(b).

10. Submission to Jurisdiction; Selection of Forum. The parties hereto hereby irrevocably submit to the personal jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware (the “Chosen Court”) solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, proceeding, or transactions shall be heard and determined in such a Delaware State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by applicable Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

11. Specific Performance. The Holders agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed by the Holders in accordance with such provisions’ specific terms or if such provisions were otherwise breached. Accordingly, the Holders agree that Parent shall be entitled to seek an injunction or injunctions to prevent breaches hereof by the Holders and to enforce specifically the terms and provisions hereof in the Chosen Court, this being in addition to any other remedy to which Parent is entitled at law or in equity, and each Holder waives the posting of any bond or security in connection with any proceeding related thereto.

12. Entire Agreement; Amendment. This Agreement and the Merger Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing signed and executed by the parties hereto to be bound thereby.

13. Assignment; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any purported assignment made in violation of this Section 13 shall be null and void ab initio. Other than Section 4(c), with respect to which the Company is hereby made, and shall be deemed to be, a third-party beneficiary, this Agreement is not intended to confer any rights or remedies hereunder upon any other Person except the parties hereto.

14. Termination of Agreement. This Agreement may be terminated: (i) by the mutual written consent of the parties hereto or (ii) by any party hereto if the Merger Agreement is terminated for any reason whatsoever.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, and may be delivered by facsimile or other electronic means intended to preserve the original graphic or pictorial appearance of a document.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

CONMED CORPORATION

By:	/s/ Daniel S. Jonas
	Name:	Daniel S. Jonas
	Title:	Vice President—Legal Affairs, General Counsel

ARROW MERGER CORPORATION

By:	/s/ Robert D. Shallish, Jr.
	Name:	Robert D. Shallish, Jr.
	Title:	Vice President, Chief Financial Officer

DAFNA LifeScience Ltd.

By:	/s/ David Fischel
	Name:	David Fischel
	Title:	Principal of DAFNA Capital Management, LLC Number of shares: 1,040,000

DAFNA LifeScience Market Neutral Ltd.

By:	/s/ David Fischel
	Name:	David Fischel
	Title:	Principal of DAFNA Capital Management, LLC Number of shares: 840,000

DAFNA LifeScience Select Ltd.

By:	/s/ David Fischel
	Name:	David Fischel
	Title:	Principal of DAFNA Capital Management, LLC Number of shares: 1,603,118

The Focus Fund LP

By:	Hughes Capital Investors LLC, its General Partner

By:	/s/ Winder Hughes
Name: Winder Hughes Title: Managing Member Number of shares: 4,350,000

Clinton Special Opportunities Master Fund, Ltd.

By:	/s/ Joseph A. De Perio
Name: Joseph A. De Perio
Title: Senior Portfolio Manager
Number of shares: 500,000

Clinton Magnolia Master Fund, Ltd.

By:	/s/ Joseph A. De Perio
Name: Joseph A. De Perio
Title: Senior Portfolio Manager
Number of shares: 13,523,457

By:	/s/ William C. Bopp
Name: William C. Bopp
Number of shares: 9,522,727

11